UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2019

 CNX Midstream Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
 1000 CONSOL Energy Drive
Canonsburg, PA 15317-6506
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:
(724) 485-4000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Units Representing Limited Partner Interests	CNXM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2019, Brian R. Rich informed CNX Midstream GP LLC (the “General Partner”), the general partner of the CNX Midstream Partners LP (the “Partnership”) of his decision to resign as Chief Accounting Officer of the General Partner to pursue other opportunities.  Nicholas J. DeIuliis, the General Partner’s Chief Executive Officer, thanked Mr. Rich for his many contributions to the Partnership.  It is expected that Mr. Rich will remain in his current position until September 20, 2019.

In connection with Mr. Rich’s resignation, the General Partner has appointed Jason Mumford to serve as its principal accounting officer, effective immediately upon the termination of Mr. Rich’s employment on September 20, 2019. Mr. Mumford, age 38, has served as the Chief Accounting Officer of CNX Resources Corporation (“CNX”), the Partnership’s sponsor, since November 29, 2017. Prior to serving as the Chief Accounting Officer, Mr. Mumford served as CNX’s Assistant Controller from August 3, 2015, until November 29, 2017. He previously served as the CNX’s Senior Manager of Controllers from April 4, 2014 through August 2, 2015, Manager of Revenue Gas from October 31, 2011 through April 13, 2014, and Manager of Financial Accounting from May 17, 2010 through October 30, 2011.

There are no arrangements or understandings between Mr. Mumford and any other persons pursuant to which Mr. Mumford was named principal accounting officer of the General Partner. Mr. Mumford does not have any family relationship with any of the General Partner’s directors or executive officers or any persons nominated or chosen by the General Partner to become a director or executive officer. Mr. Mumford does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX MIDSTREAM PARTNERS LP
By: CNX MIDSTREAM GP, LLC, its general partner
Date:	September 12, 2019	By:	/S/ DONALD W. RUSH
Name: Donald W. Rush
Title: Chief Financial Officer and Director